                                                                    Exhibit 99.1

                                JOINT FILER INFORMATION

Name:                                   Waddell & Reed Financial, Inc.

Address:                                6300 Lamar Avenue
                                        Overland Park, Kansas 66202

Designated Filer:                       Waddell & Reed Financial, Inc.

Issuer and Ticker Symbol:               Marrone Bio Innovations, Inc. [MBII]

Date of Event
Requiring Statement:                    02/26/2018

WADDELL & REED FINANCIAL, INC.

By:   /s/ J.J. Richie
      -----------------------------
      J.J. Richie, Attorney-In-Fact

                                JOINT FILER INFORMATION

Name:                                   Waddell & Reed Financial Services,
Inc.

Address:                                6300 Lamar Avenue
                                        Overland Park, Kansas 66202

Designated Filer:                       Waddell & Reed Financial, Inc.

Issuer and Ticker Symbol:               Marrone Bio Innovations, Inc. [MBII]

Date of Event
Requiring Statement:                    02/26/2018

WADDELL & REED FINANCIAL SERVICES, INC.

By:   /s/ J.J. Richie
      -----------------------------
      J.J. Richie, Attorney-In-Fact

                                JOINT FILER INFORMATION

Name:                                   Waddell & Reed, Inc.

Address:                                6300 Lamar Avenue
                                        Overland Park, Kansas 66202

Designated Filer:                       Waddell & Reed Financial, Inc.

Issuer and Ticker Symbol:               Marrone Bio Innovations, Inc. [MBII]

Date of Event
Requiring Statement:                    02/26/2018

WADDELL & REED, INC.

By:   /s/ J.J. Richie
      -----------------------------
      J.J. Richie, Attorney-In-Fact

                                JOINT FILER INFORMATION

Name:                                   Waddell & Reed Investment Management
                                        Company

Address:                                6300 Lamar Avenue
                                        Overland Park, Kansas 66202

Designated Filer:                       Waddell & Reed Financial, Inc.

Issuer and Ticker Symbol:               Marrone Bio Innovations, Inc. [MBII]

Date of Event
Requiring Statement:                    02/26/2018

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

By:   /s/ J.J. Richie
      -----------------------------
      J.J. Richie, Attorney-In-Fact

                                JOINT FILER INFORMATION

Name:                                   Ivy Investment Management Company

Address:                                6300 Lamar Avenue
                                        Overland Park, Kansas 66202

Designated Filer:                       Waddell & Reed Financial, Inc.

Issuer and Ticker Symbol:               Marrone Bio Innovations, Inc. [MBII]

Date of Event
Requiring Statement:                    02/26/2018

IVY INVESTMENT MANAGEMENT COMPANY

By:   /s/ J.J. Richie
      -----------------------------
      J.J. Richie, Attorney-In-Fact